     As filed with the Securities and Exchange Commission on April 16, 1999
================================================================================
                                                         1933 Act File No. 333-,
                                                          1940 Act File No. 811-
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]  Pre-Effective Amendment No. __________

[_]  Post-Effective Amendment No. __________

               and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[_]  Amendment No. __________

                    Nuveen Dividend Advantage Municipal Fund
         Exact Name of Registrant as Specified in Declaration of Trust

                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                          Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                       Copies of Communications to:

    Janet D. Olsen           Thomas S. Harman            Thomas A. DeCapo
  Bell, Boyd & Lloyd    Morgan, Lewis & Bockius LLP    Skadden, Arps, Slate,
   70 W. Madison St.        1800 M Street, N.W.         Meagher & Flom LLP
   Chicago, IL 60602      Washington, D.C. 20036         One Beacon Street
                                                         Boston, MA 02108

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement
                               _________________

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)
                               _________________

                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
========================================================================================================================
                                                                                 Proposed Maximum
Title of Securities Being            Amount Being       Proposed Maximum        Aggregate Offering        Amount of
       Registered                     Registered     Offering Price Per Unit          Price(1)         Registration Fee
------------------------------------------------------------------------------------------------------------------------
Common Shares, $.01 par value      100,000 Shares           $15.00                  $1,500,000              $417
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

                                _______________

                             CROSS REFERENCE SHEET

                              Part A - Prospectus

          Items in Part A of Form N-2                Location in Prospectus
          ---------------------------                ----------------------
Item 1.   Outside Front cover......................  Cover Page

Item 2.   Cover Pages; Other Offering Information..  Cover Page

Item 3.   Fee Table and Synopsis...................  Prospectus Summary; Summary of
                                                      Fund Expenses

Item 4.   Financial Highlights.....................  Not Applicable

Item 5.   Plan of Distribution.....................  Cover Page; Prospectus Summary;
                                                      Underwriting

Item 6.   Selling Shareholders.....................  Not Applicable

Item 7.   Use of Proceeds..........................  Use of Proceeds; The Fund's
                                                      Investments

Item 8.   General Description of the Registrant....  The Fund; The Fund's
                                                      Investments; MuniPreferred(R)
                                                      Shares and Leverage;
                                                      Description of Shares

Item 9.   Management...............................  Management of the Fund;
                                                      Custodian and Transfer Agent

Item 10.  Capital Stock, Long-Term Debt, and Other
          Securities...............................  Description of Shares;
                                                      MuniPreferred Shares and
                                                      Leverage; Distributions;
                                                      Dividend Reinvestment Plan;
                                                      Certain Provisions in the
                                                      Declaration of Trust; Tax Matters

Item 11.  Defaults and Arrears on Senior
           Securities..............................  Not Applicable

Item 12.  Legal Proceedings........................  Other Matters

Item 13.  Table of Contents of the Statement of
           Additional Information..................  Table of Contents for the
                                                      Statement of Additional
                                                      Information

                  Part B - Statement of Additional Information

                                                     Location in Statement of
          Items in Part A of Form N-2                Additional Information
          ---------------------------                ------------------------
Item 14.  Cover Page...............................  Cover Page

Item 15.  Table of Contents........................  Cover Page

Item 16.  General Information and History..........  Not Applicable

Item 17.  Investment Objective and Policies........  The Fund's Investments; Certain
                                                      Trading Strategies of the Fund;
                                                      Portfolio Transactions

Item 18.  Management...............................  Management of the Fund; Portfolio
                                                      Transactions

Item 19.  Control Persons and Principal Holders of
           Securities..............................  Management of the Fund;
                                                      Statement of Net Assets

Item 20.  Investment Advisory and Other Services...  Management of the Fund;
                                                      Custodian and Transfer Agent;
                                                      Experts

Item 21.  Brokerage Allocation and Other Practices.  Portfolio Transactions

Item 22.  Tax Status...............................  Tax Matters; Distributions

Item 23.  Financial Statements.....................  Report of Independent Auditors;
                                                      Statement of Net Assets

                           Part C - Other Information

Items 24-33 have been answered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this Prospectus is not complete and may be changed. No + +person may sell these securities until the registration statement filed with + +the Securities and Exchange Commission is effective. This Prospectus is not + +an offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  SUBJECT TO COMPLETION--DATED APRIL 16, 1999
[LOGO OF NUVEEN APPEARS HERE]
PROSPECTUS

                                     Shares

                    Nuveen Dividend Advantage Municipal Fund
                                 Common Shares

                                 ------------

  Investment Objectives. The Fund is a newly organized, closed-end, diversified management investment company. The Fund's investment objectives are:

  . to provide current income exempt from regular Federal income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

  Portfolio Contents. The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality bonds are those rated by national rating agencies within the four highest grades (Baa or BBB or better), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." See "The Fund's Investments." The Fund cannot assure you that it will achieve its investment objectives. You may have to pay Federal alternative minimum tax on some of the Fund's dividends. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

  No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value.

  MuniPreferred(R) Shares. The Fund intends to offer preferred shares, called "MuniPreferred Shares" in this Prospectus. The Fund expects that the MuniPreferred Shares will represent about 35% of the Fund's capital. The issuance of MuniPreferred Shares will "leverage" your common shares, meaning that the issuance of the MuniPreferred Shares may cause you to receive a larger return or loss on your common shares than you would have received without the issuance of the MuniPreferred Shares. Leverage provides special risks, but also affords an opportunity for greater return. See "MuniPreferred Shares and Leverage" and "Description of Shares."

                                 ------------

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  Price to                           Proceeds to
                                   Public         Sales Load(1)      the Fund(2)
--------------------------------------------------------------------------------
Per Share...................       $15.00            $                 $
--------------------------------------------------------------------------------
Total(3)....................     $                  $                $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) The Fund and Nuveen Advisory have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(2) Before deduction of expenses (including up to $    to be paid to the
    Underwriters as partial reimbursement of certain of their expenses in connection with the offering) payable by the Fund, estimated at $
    per share. John Nuveen & Co. Incorporated has agreed to pay all organizational expenses and offering costs (other than Sales Load) that exceed $0.02 per share.
(3) The Fund has granted the Underwriters an option, exercisable for 45 days
    from the date hereof, to purchase up to             additional common
    shares to cover over-allotments. If all such common shares are purchased the Total Price to Public, Total Sales Load and Total Proceeds to the Fund
    will be $      , $      and $     , respectively. See "Underwriting."

                                 ------------

  The common shares are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the common shares will be made available for delivery through the facilities of the Depository Trust Company. as they receive them and retain the right to reject any order. The Underwriters expect to deliver your common shares at the offices of
                          on or about           .

Salomon Smith Barney                                           John Nuveen & Co.
                                                           Incorporated

                The date of this Prospectus is

   This Prospectus contains important information about the Fund. You should read the Prospectus before deciding whether to invest and retain it for future
reference. A Statement of Additional Information, dated            ,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page 28 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling
(800) 257-8787. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   No public market for the common shares currently exists. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied to list the common shares on the New York Stock Exchange. The
trading or "ticker" symbol of the common shares is expected to be "   ".

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in the Prospectus and in the Statement of Additional Information.

The Fund............... Nuveen Dividend Advantage Municipal Fund (the "Fund")
                         is a newly organized, closed-end, diversified management investment company. See "The Fund."
The Offering........... The Fund is offering        common shares of
                         beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., John Nuveen & Co.
                         Incorporated, and           . The common shares of
                         beneficial interest will be called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of
                                   Common Shares. See "Underwriting."

Investment Objectives.. The Fund's investment objectives are to provide current income exempt from regular Federal income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal markets that are undervalued. The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or that are, at the time of investment, unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as "junk bonds." The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

Special
Considerations.........
                        The Fund expects that a substantial portion of its
                         investments will pay interest that is taxable under the Federal alternative minimum tax. If you are subject to the Federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, capital gains distribution will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of    Approximately three to six months after completion of
MuniPreferred(R)         this offering, the Fund intends to offer preferred
Shares.................  shares of beneficial interest ("MuniPreferred
                         Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your shares. The money the Fund obtains by selling the MuniPreferred
                         Shares will be invested in long-term municipal bonds.
                         Long-term municipal bond yields are typically, although not always, higher than shorter-term yields.
                         The MuniPreferred Shares will pay dividends based on shorter-term rates. So long as long-term bond yields, net of applicable Fund expenses, exceed MuniPreferred
                         Share dividend rates, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares
                         ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares.
                         There are risks associated with the leveraging of your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred
                         Shares."

Investment Adviser..... Nuveen Advisory Corp. ("Nuveen Advisory") will be the
                         Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net asset value (including assets attributable to any MuniPreferred Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets of the Fund for the first five years of the Fund's operations (through July 31, 2004), and for a declining amount for an additional five years (through July 31, 2009). Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). See "Management of the Fund."

Distributions..........
                        The Fund intends to make regular monthly cash
                         distributions to you at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net capital gains and taxable ordinary income, if any, to you so long as the net capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 90 days, from the completion of this offering. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............  The Fund has applied to list the Common Shares on the
                         New York Stock Exchange. See "Description of Shares-- Common Shares." The trading or "ticker" symbol of the
                         Common Shares is expected to be "   ."

Custodian.............  The Chase Manhattan Bank will serve as custodian of the Fund's assets. See "Custodian and Transfer
                         Agent."

Market Price of         Shares of closed-end investment companies may
Shares................   frequently trade at prices lower than net asset
                         value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot assure you that Common
                         Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the amount of the organization and offering expenses paid by the Fund. See "Use of Proceeds." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage,"
                         "Risks," "Description of Shares," "Repurchase of Fund
                         Shares; Conversion to Open-End Fund" and the
                         Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, stability and market demand. See "Description of Shares."

Special Risk
Considerations........
                        Interest Rate Risk. Interest rate risk is the risk
                         that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund were invested in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

                        Credit Risk. Credit risk is the risk that one or more
                         municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by Nuveen Advisory. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.

                        The Effects of Leverage. The use of leverage through
                         the issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income, but leverage also creates special risks for Common Shareholders. It is anticipated that MuniPreferred dividends will be based on shorter-term rates (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. Long-term municipal bond yields are typically, although not always, higher than shorter-term yields. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of expenses) than the MuniPreferred dividend rate, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. Leverage creates two major types of risks for Common
                         Shareholders:

                              . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                              . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises above the rate of return (net of expenses) on the Fund's bond portfolio, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                        Municipal Bond Market. The amount of public
                         information available about the municipal bonds in the Fund's portfolio is generally less than for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than would be a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (including the amount obtained through leverage), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

                                                                Percentage of
                                                               Total Net Assets
                                                               ----------------
Shareholder Transaction Expenses
  Sales Load Paid by You (as a percentage
   of offering price).....................                            4.5%
  Dividend Reinvestment Plan Fees.........                           None*
                                            Percentage of Net
                                           Assets Attributable  Percentage of
                                            to Common Shares   Total Net Assets
                                           ------------------- ----------------
Annual Expenses
  Management Fees.........................        1.00%              .65%
  Fee and Expense Reimbursement...........         .46%+            (.30%)
                                                  -----             -----
Net Management Fees.......................         .54%+             .35%+
Other Expenses............................         .23%              .15%
                                                  -----             -----
    Total Net Annual Expenses.............         .77%+             .50%+
                                                  =====             =====

--------
* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.

+ Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Annual Expense" would be estimated to be .80% of average daily total net assets and 1.23% of average daily net assets attributable to Common Shares. Nuveen has agreed to pay organizational expenses and offering costs (other than Sales Load) that exceed $0.02 per Common Share.

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's
first year of operations and assume that the Fund issued         Common
Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of .77% of net assets attributable to Common Shares and
 .50% of total net assets in years 1 through 5, increasing to 1.15% and .75%, respectively, in year 10 and (2) a 5% annual return:/1/

      Expenses Based on a Percentage of     1 Year 3 Years 5 Years 10 Years(2)
      ---------------------------------     ------ ------- ------- -----------
   Net Assets Attributable to Common
    Shares.................................  $53     $68     $86      $151
   Total Net Assets........................  $50     $60     $72      $115

--------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2, below and that all dividends and distributions are reinvested. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2) Assumes reimbursement of fees and expenses of .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2009.

                                   THE FUND

   The Fund is a recently organized, closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on January 15, 1999, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$       ($       if the Underwriters exercise the over-allotment option in
full) after payment of the estimated organization and offering costs. Nuveen Advisory has agreed to pay all organizational expenses and offering costs (other than Sales Load) that exceed $0.02 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are

  .  to provide current income exempt from regular Federal income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true credit worthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their prices should ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality means that bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. The Fund may also invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "--Other Investment Companies" and "--Initial Portfolio Composition."

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information, see the Statement of Additional Information.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. A "majority of the outstanding," means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--MuniPreferred Shares-- Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   If you are subject to the Federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the Federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam), and pay interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax, although the interest may be subject to the Federal alternative minimum tax.

   The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

   The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Portfolio Composition

   If current market conditions persist, the Fund expects that approximately 85% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades of the investment grade category or are unrated but judged to be of comparable quality by Nuveen Advisory (approximately 50% in Aaa/AAA; 15% in A and 20% in Baa/BBB and 15% in Ba/BB or B). The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. See the Statement of Additional Information under "Certain Trading Strategies of the Fund-- Portfolio Trading and Turnover Rate." Subject to market availability, the Fund would likely seek to invest approximately 15% of its initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Advisory. See "The Fund's Investments--Investment Objectives and Policies."

                       MUNIPREFERRED SHARES AND LEVERAGE

   Approximately three to six months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares. The MuniPreferred Shares have complete priority upon distribution of assets over any other class of shares of the Fund, including the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Although the timing and other terms of the offering and the terms of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. Long-term municipal bond yields are typically, although not always, higher than shorter-term yields. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically, by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

   For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which the net capital gains or other taxable income is realized. If net capital gains and other taxable income are allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gains or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to

MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Assuming that the MuniPreferred Shares will represent approximately 35% of the Fund's capital and pay dividends at an annual average rate of 3.20%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.06% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital, a 4.85% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual MuniPreferred Share dividend rate of 2.80%. The table also assumes no adjustments to investment portfolio or capital structure in response to actual or anticipated changes in interest rates, although in fact the Fund expects to manage its investment portfolio and may manage its capital structure to mitigate the increased volatility in current income and net asset value associated with leverage. See "MuniPreferred Shares and Leverage."

Components of Portfolio Return
  Net Income.............................   4.85%    4.85%   4.85%  4.85%  4.85%
  Capital (Loss) or Gain................. (14.85)%  (9.85)% (4.85)% 0.15%  5.15%
Assumed Portfolio Total Return........... (10.00)%  (5.00)% (0.00)% 5.00% 10.00%
  Common Share Dividends.................   5.95%    5.95%   5.95%  5.95%  5.95%
  Common Share Capital Gain/(Loss)....... (22.85)% (15.15)% (7.46)% 0.23%  7.92%
Common Share Total Return................ (16.89)%  (9.20)% (1.51)% 6.18% 13.88%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital gains. So, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The Fund is a newly organized, diversified, closed-end management investment company and has no operating history. Shares of closed-end management companies frequently trade at a discount from their net asset values. The net asset value of the Common Shares will fluctuate with and be affected by interest rate risk, credit risk, reinvestment risk, leverage risk, inflation risk, and "Year 2000" risk, each of which is more fully described below.

   Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings.

   Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact to the Fund's net asset value. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds."

   The Fund intends to invest substantially all its assets in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States. As a result, the Fund bears the investment risk that economic, political or regulatory changes could hurt many municipal bond issuers, which would likely reduce the value of the Fund's bond portfolio and a Common Shareholder's investment in the Fund.

   Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's overall returns.

   Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares. Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares; or the Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its AAA/aaa ratings on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices will tend to reduce the net asset value of the Common Shares and to reduce returns to Common Shareholders.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. There can be no assurance that such additional leverage will not reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

   "Year 2000" risk is the risk that the computer systems used by Nuveen Advisory, its service providers and industry wide information and transaction clearinghouses to manage the Fund's investments and process shareholder transactions may not be able to correctly process activity occurring in the Year 2000 because of the way computers historically have stored dates. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect their credit ratings.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and MuniPreferred Shares voting together as a single class, and the approval of the holders of a majority of the MuniPreferred Shares voting as a separate class. The Fund may not:

  . Invest more than 25% of total fund assets in securities of issuers in any one industry; except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments; and

  . Invest more than 5% of total fund assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

   The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies-- Investment Restrictions" in the Statement of Additional Information for information about these guidelines and additional fundamental investment policies of the Fund.

Quality Investments

   The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends ) of up to one-half of the net asset value of the Fund's portfolio. If the total liquidation value of the MuniPreferred Shares was ever more than one-half the value of the Fund's assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital, if the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half the Fund's assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage
Risk

   The Fund may take certain actions if short-term rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins to adversely affect Common Shareholders. In order to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies.

Year 2000 Issues

   Nuveen Advisory is working with the Fund's service providers and clearinghouses to adapt their systems to address the Year 2000 issue. Nuveen Advisory and the Fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis. Nuveen Advisory is also requesting information from municipal issuers so that issuers' Year 2000 readiness, if made available, can be taken into account in making investment decisions. However, there can be no assurance that the requested information will be provided to Nuveen Advisory, or that issuers of municipal bonds in the Fund's portfolio will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

   In addition, it is possible that the markets for municipal securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $39 billion in assets under management. See the Statement of Additional Information under "Management of the Fund--Investment Adviser."

   Overall investment management strategy and operating policies for the Fund are set by the Investment Management Committee of John Nuveen & Co. Incorporated ("Nuveen") subject to the ultimate oversight and supervision of the Board of Trustees. The Investment Management Committee is comprised of several principal executive officers and portfolio managers of Nuveen and Nuveen Advisory. Day to day operations and execution of specific investment strategies is the responsibility of Nuveen Advisory. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Stephen S. Peterson is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Peterson currently manages nine municipal bond funds for Nuveen Advisory with assets aggregating more than $2.8 billion. He is a Chartered Financial Analyst and a Vice President of Nuveen Advisory.

   Nuveen Advisory is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., which is principally engaged in providing property-liability insurance through subsidiaries.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                      Management
                       Average Daily Net Asset Value                     Fee
                       -----------------------------                  ----------
      For the first $125 million.....................................   .6500%
      For the next $125 million......................................   .6375%
      For the next $250 million......................................   .6250%
      For the next $500 million......................................   .6125%
      For the next $1 billion........................................   .6000%
      For assets over $2 billion.....................................   .5750%

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

  Year
 Ending            Percentage
July 31,           Reimbursed
--------           ----------
 1999*...........     .30%
 2000............     .30%
 2001............     .30%
 2002............     .30%
 2003............     .30%
 2004............     .30%

  Year
 Ending            Percentage
July 31,           Reimbursed
--------           ----------
 2005............     0.25%
 2006............     0.20%
 2007............     0.15%
 2008............     0.10%
 2009............     0.05%

--------
*  From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2009.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   The Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate that reflects the past and projected performance of the Fund. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 90 days, from the completion of this offering. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To make the amount of each monthly distribution roughly the same, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends or capital gains distributions on your Common Shares, or both, automatically reinvested by Chase Global Funds Services Company, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Chase Global Funds Services Company as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if change seems desirable to the Board of Trustees. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004 (for overnight carriers), (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "MuniPreferred Shares" below.

   The Fund has applied to list the Common Shares on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the organization and offering expenses paid by the Fund. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Fund's Common Shares will be determined by such factors as dividend levels (which are in turn affected by expenses), call protection, stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open--End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately three to six months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the MuniPreferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the net asset value of the Fund's portfolio, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred shares is more than one-half of the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the net asset value of the Fund's portfolio. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over any other class of shares of the Fund as to distribution of assets, including the Common Shares.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--MuniPreferred Shares-- Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase MuniPreferred Shares and resell any shares so tendered. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities) or (4) a termination of the Fund, or a series or class of the Fund, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected, only the required vote by the applicable class or series will be required. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including net asset value and yield. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The discussion below and in the statement of additional information provides general tax information related to an investment in the Fund. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund.

   The Fund primarily invests in municipal bonds issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal bonds whose income is otherwise exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will be exempt from regular Federal income taxes. A portion of these dividends, however, will likely be subject to the federal alternative minimum tax ("AMT").

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the AMT. You will receive this statement from the firm where you purchased your Fund shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain I.R.S. requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income. In particular, in order for the Fund to pay tax-free dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax-free dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the AMT, a portion of your regular monthly dividends may be taxable.

State and Local Tax Matters

   The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisers about state and local tax matters.

   Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax adviser.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in Federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

   The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' directors and Nuveen. The court dismissed these claims without prejudice (which means that the plaintiffs can re-file the claims if they can correct the defect that led to the claim being dismissed) on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory, and relates solely to advisory fees Nuveen Advisory received from the six relevant funds. While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor, Fund management believes a decision, if any, against the defendants would have no material effect on the Fund, its Common Shares or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                                 UNDERWRITING

   The Underwriters named herein for whom Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606, and are acting as Representatives (the "Representatives"), have severally agreed, subject to the terms and conditions contained in the Underwriting Agreement among the Fund, Nuveen Advisory and the several Underwriters (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

                                                                          Number
                                                                            of
Name                                                                      Shares
----                                                                      ------
Salomon Smith Barney Inc.................................................
John Nuveen & Co. Incorporated...........................................

   The Representatives have informed the Fund that the Underwriters do not intend to confirm Common Shares to any accounts over which they exercise discretionary authority.

   The Underwriters, through their Representatives, have advised the Fund that they propose to offer the Common Shares initially at the public offering price
set forth on the cover page of this Prospectus less a sales load of      per
Common Share  (     of the initial public offering price); that the
Underwriters may allow to selected dealers a concession of       per Common
Share; and that such dealers may reallow a concession of       per Common
Share to certain other dealers. The Underwriters reserve the right to reject orders in whole or in part. After the initial offering of the Common Shares to the public, the offering price and other selling terms may be changed by the Representatives. The Fund is obligated to sell, and the Underwriters are obligated to purchase, all of the Common Shares offered hereby (other than shares covered by the overallotment option described below) if any are sold.
Investors must pay for any Common Shares purchased on or before    , 1999. In
connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services.

   The Fund has granted to the Underwriters an overallotment option, exercisable within 45 days of this Prospectus, to purchase up to additional Common Shares at the same price to public as set forth on the cover page of this Prospectus. The Underwriters may exercise the overallotment option solely for the purpose of covering sales they made but could not fill
in connection with the sale of the         Common Shares offered hereby. To
the extent the Underwriters exercise the overallotment option, each of the Underwriters will be obligated, subject to certain conditions, to purchase the same proportion of such additional shares as the number of shares set forth opposite such underwriter's name in the preceding table bears to the total number of shares set forth in such table.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   The Fund has agreed to pay the Underwriters       as partial reimbursement
of expenses incurred in connection with the offering. Nuveen Advisory has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.02 per share.

   In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price has been determined by negotiation between the Fund, Nuveen Advisory and the Representatives. The Common Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. [Salomon Smith Barney Inc. may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. Salomon Smith Barney Inc., however, is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Salomon Smith Barney Inc. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by Salomon Smith Barney Inc. This Prospectus is to be used by Salomon Smith Barney Inc. in connection with the offering and with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.]

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group in question any or all compensation applicable to the Common Shares in question. As a result, an underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Representatives without liability on the part of any underwriter to the Fund or Nuveen Advisory if, prior to delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the Securities and Exchange Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, (ii) additional material governmental restrictions not in force on the date of the Underwriting Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities or (iii) any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   Representatives that sell at least a specified number of shares will share in the syndicate management fee based on the respective number of shares sold by them.

   The Fund anticipates that from time to time the Representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of this Prospectus, without the prior written consent of Salomon Smith Barney Inc.

   John Nuveen & Co. Incorporated, one of the Representatives of the Underwriters, is the parent company of Nuveen Advisory.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston,
Massachusetts, Bell, Boyd & Lloyd and Skadden, Arps, Slate, Meagher & Flom LLP will rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
      Use of Proceeds......................................................  B-2
      Investment Objectives and Policies...................................  B-2
      Investment Policies and Techniques...................................  B-6
      Management of the Fund............................................... B-14
      Investment Adviser................................................... B-18
      Portfolio Transactions............................................... B-20
      Distributions........................................................ B-21
      Description of Shares................................................ B-21
      Certain Provisions in the Declaration of Trust....................... B-24
      Repurchase of Fund Shares; Conversion to Open-End Fund............... B-26
      Tax Matters.......................................................... B-28
      Performance Related and Comparative Information...................... B-31
      Experts.............................................................. B-34
      Additional Information............................................... B-34
      Report of Independent Auditors....................................... B-35
      Financial Statements................................................. B-36
      Ratings of Investments (Appendix A)..................................  A-1
      Taxable Equivalent Yield Table (Appendix B)..........................  B-1
      Hedging Strategies and Risks (Appendix C)............................  C-1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

No dealer, salesperson or other person has been authorized to give any infor-mation or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or any Underwriter. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                               -----------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Summary of Fund Expenses...................................................   7
The Fund...................................................................   8
Use of Proceeds............................................................   8
The Fund's Investments.....................................................   8
MuniPreferred Shares and Leverage..........................................  11
Risks......................................................................  12
How the Fund Manages Risks.................................................  14
Management of the Fund.....................................................  16
Net Asset Value............................................................  17
Distributions..............................................................  18
Dividend Reinvestment Plan.................................................  18
Description of Shares......................................................  19
Certain Provisions in the Declaration of Trust.............................  21
Repurchase of Fund Shares; Conversion to Open-End Fund.....................  23
Tax Matters................................................................  23
Other Matters..............................................................  24
Underwriting...............................................................  25
Custodian and Transfer Agent...............................................  27
Legal Opinions.............................................................  27
Table of Contents for the Statement of Additional Information..............  28

                               -----------------

Until             (25 days from the date of this Prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                        Shares

                                Nuveen Dividend
                                   Advantage
                                Municipal Fund

                                 Common Shares

                            -----------------------

                                  PROSPECTUS

                            -----------------------

                               Salomon Smith Barney
                                John Nuveen & Co.
                                   Incorporated

                                       , 19

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     The information in this Statement of Additional Information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION - DATED APRIL 16, 1999

                    Nuveen Dividend Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Dividend Advantage Municipal Fund (the "Fund") is a newly organized, closed-end, diversified management investment company. On _______, 1999, the name of the Fund was changed from Nuveen National Municipal Advantage Fund II to Nuveen Dividend Advantage Municipal Fund. The Fund's investment objective is to provide current income exempt from regular Federal income tax, and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated _______________ (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(800) 257-8787. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds..........................................................   B-2
Investment Objectives and Policies.......................................   B-2
Investment Policies and Techniques.......................................   B-6
Management of the Fund...................................................  B-14
Investment Adviser.......................................................  B-18
Portfolio Transactions...................................................  B-20
Distributions............................................................  B-21
Description of Shares....................................................  B-21
Certain Provisions in the Declaration of Trust...........................  B-24
Repurchase of Fund Shares; Conversion to Open-End Fund...................  B-26
Tax Matters..............................................................  B-28
Performance Related and Comparative Information..........................  B-31
Experts..................................................................  B-34
Additional Information...................................................  B-34
Report of Independent Auditors...........................................  B-35
Financial Statements.....................................................  B-36
Ratings of Investments (Appendix A)......................................   A-1
Taxable Equivalent Yield Table (Appendix B)..............................   B-1
Hedging Strategies and Risks (Appendix C)................................   C-1

This Statement of Additional Information is dated __________________, 19______

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organizational and offering costs. Nuveen Advisory has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.02 per Common Share.

     Pending investment in municipal bonds that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objectives and Policies--Portfolio Investments," the income on which is subject to regular Federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is to provide current income exempt from regular Federal income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory Corp. ("Nuveen Advisory") believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Municipal bonds may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

     The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their prices will ultimately reflect their true creditworthiness. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Fund shareholders. The Fund's investment objectives are fundamental policies of the Fund.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940, except as otherwise described under "Financial Futures and Options Transactions" in the Prospectus;

          (2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (7) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations;

          (8) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for the MuniPreferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

Investment in Municipal Bonds

Portfolio Investments

     The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality means that such bonds are rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. The foregoing policies are fundamental policies of the Fund. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds of below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Certain Trading Strategies of The Fund--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true value. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their prices will ultimately reflect their true value.

     The Fund has not established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law. The Fund expects that a substantial portion of the current income it produces will be included in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     During temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from Federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     The Fund may also invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately 7 to 9 years.

Short-Term Investments

Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The investment adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities or municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market indexes.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix C to this Statement of Additional Information.

Illiquid Securities

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 10%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Other Investment Companies

     The Fund may invest in securities of other open or closed-end investment companies that have similar investment objectives and policies to the Fund. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for Federal income tax purposes is includable in the taxable income of the Fund. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because no interest accrues on the bonds prior to settlement and since securities are subject to market fluctuations, to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Fund indicated by an asterisk.

=====================================================================================================================
                                            Positions and       Principal Occupations
Name and Address              Age          Offices with the     During Past Five Years
                                                 Fund
---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger*       50        Chairman and Trustee   Chairman since July 1, 1996 of The John Nuveen
333 W. Wacker Drive                                             Company, John Nuveen & Co. Incorporated, Nuveen
Chicago, IL 60606                                               Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.; prior thereto, Executive Vice President and
                                                                Director of The John Nuveen Company, John Nuveen &
                                                                Co. Incorporated, Nuveen Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp.; Chairman and Director
                                                                (since January 1997) of Nuveen Asset Management,
                                                                Inc.; Director (since 1996) of Institutional Capital
                                                                Corporation.
---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              58               Trustee         Private Investor and Management Consultant.
3725 Huntington Street, N.W.
Washington, D.C. 20015
---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              64               Trustee         Retired (August 1989) as Senior Vice President of
201 Michigan Avenue                                             The Northern Trust Company.
Highwood, IL 60040
---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri           66               Trustee         Executive Director of Manitoga (Center for Russel
5 Peter Cooper Rd.                                              Wright's Design with Nature); formerly President and
New York, NY 10010                                              Chief Executive Officer of Blanton-Peale Institute.
---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                66               Trustee         Adjunct Professor of Business and Economics,
22 The Landmark                                                 University of Dubuque, Iowa; Adjunct Professor, Lake
Northfield, IL 60093                                            Forest Graduate School of Management, Lake Forest,
                                                                Illinois; Chartered Financial Analyst; Certified
                                                                Management Consultant.
---------------------------------------------------------------------------------------------------------------------
William J. Schneider           54               Trustee         Senior Partner, Miller-Valentine Partners, Vice
4000 Miller-Valentine Ct.                                       President, Miller-Valentine Group.
P.O. Box 744
Dayton, OH 45401
---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            51               Trustee         Executive Director, Gaylord and Dorothy Donnelley
35 E. Wacker Drive                                              Foundation (since 1994); prior thereto, Executive
Suite 2600                                                      Director, Great Lakes Protection Fund (from 1990 to
Chicago, IL 60601                                               1994).
---------------------------------------------------------------------------------------------------------------------
Alan G. Berkshire              38         Vice President and    Vice President and General Counsel (since September
333 W. Wacker Drive                       Assistant Secretary   1997) and Secretary (since May 1998) of The John
Chicago, IL 60606                                               Nuveen Company, John Nuveen & Co. Incorporated,
                                                                Nuveen Advisory Corp. and Nuveen Institutional
                                                                Advisory Corp., prior thereto, Partner in the law
                                                                firm of Kirkland & Ellis.
---------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                             Positions and      Principal Occupations
Name and Address              Age           Offices with the    During Past Five Years
                                                  Fund
---------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              31         Vice President and    Vice President of John Nuveen & Co. Incorporated
333 W. Wacker Drive                            Treasurer        (January 1999), prior thereto, Assistant Vice
Chicago, IL 60606                                               President (January 1997); formerly, Associate of
                                                                John Nuveen & Co. Incorporated; Chartered Financial
                                                                Analyst.
---------------------------------------------------------------------------------------------------------------------
Michael S. Davern              41           Vice President      Vice President of Nuveen Advisory Corp. (since
333 W. Wacker Drive                                             January 1997); prior thereto, Vice President and
Chicago, IL 60606                                               Portfolio Manager of Flagship Financial.
---------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              53           Vice President      Vice President of John Nuveen & Co. Incorporated;
333 W. Wacker Drive                                             Vice President (since January 1998) of Nuveen
Chicago, IL 60606                                               Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.
---------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          35           Vice President      Vice President of Nuveen Advisory Corp. (since
333 W. Wacker Drive                                             December 1995); Assistant Vice President of Nuveen
Chicago, IL 60606                                               Advisory Corp. (from September 1992 to December
                                                                1995), prior thereto, Assistant Portfolio Manager of
                                                                Nuveen Advisory Corp.; Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 44         Vice President and    Vice President of John Nuveen & Co. Incorporated;
333 W. Wacker Drive                           Controller        Certified Public Accountant.
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              43           Vice President      Vice President of Nuveen Advisory Corp.; Chartered
333 W. Wacker Drive                                             Financial Analyst.
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
Richard A. Huber               36           Vice President      Vice President of Nuveen Institutional Advisory
333 W. Wacker Drive                                             Corp. (since March 1998) and Nuveen Advisory Corp.
Chicago, IL 60606                                               (since January 1997); prior thereto, Vice President
                                                                and Portfolio Manager of Flagship Financial.
---------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                41           Vice President      Vice President of Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
Larry W. Martin                47         Vice President and    Vice President, Assistant Secretary and Assistant
333 W. Wacker Drive                       Assistant Secretary   General Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                                               Vice President and Assistant Secretary of Nuveen
                                                                Advisory Corp. and Nuveen Institutional Advisory
                                                                Corp.; Vice President and Assistant Secretary (since
                                                                January 1997) of Nuveen Asset Management, Inc.;
                                                                Assistant Secretary of The John Nuveen Company.
---------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                          Positions and         Principal Occupations
Name and Address              Age        Offices with the       During Past Five Years
                                               Fund
---------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            33           Vice President      Vice President (since September 1996), previously
333 W. Wacker Drive                                             Assistant Vice President (since December 1993) of
Chicago, IL 60606                                               Nuveen Advisory Corp., Portfolio Manager prior
                                                                thereto; Vice President (since September 1996),
                                                                previously Assistant Vice President (since May
                                                                1995), of Nuveen Institutional Advisory Corp.,
                                                                Portfolio Manager prior thereto; Chartered Financial
                                                                Analyst.
---------------------------------------------------------------------------------------------------------------------
Stephen S. Peterson            41           Vice President      Vice President (since September 1997), previously
333 W. Wacker Drive                                             Assistant Vice President (since September 1996) of
Chicago, IL 60606                                               Nuveen Advisory Corp., Portfolio Manager prior
                                                                thereto; Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------
Stuart W. Rogers               42           Vice President      Vice President of John Nuveen & Co. Incorporated.
333 W. Wacker Drive
Chicago, IL 60606
---------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr.        47           Vice President      Vice President of Nuveen Advisory Corp. and Nuveen
333 W. Wacker Drive                                             Institutional Advisory Corp.; Chartered Financial
Chicago, IL 60606                                               Analyst.
---------------------------------------------------------------------------------------------------------------------
William S. Swanson             33           Vice President      Vice President of John Nuveen & Co. Incorporated
333 W. Wacker Drive                                             (since October 1997), prior thereto, Assistant Vice
Chicago, IL 60606                                               President (since September 1996); formerly,
                                                                Associate of John Nuveen & Co. Incorporated;
                                                                Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           42         Vice President and    Vice President, Assistant Secretary and Associate
333 W. Wacker Drive                            Secretary        General Counsel of John Nuveen & Co. Incorporated;
Chicago, IL 60606                                               Vice President and Assistant Secretary of Nuveen
                                                                Advisory Corp., Vice President and Assistant
                                                                Secretary of Nuveen Institutional Advisory Corp.;
                                                                Assistant Secretary, The John Nuveen Company (since
                                                                May 1994); Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------


     Peter R. Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     Mr. Schwertfeger is also a director or trustee, as the case may be, of 100 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp.

     The trustees of the Fund are directors or trustees, as the case may be, of 36 open-end funds and 53 Nuveen closed-end funds advised by Nuveen Advisory.

     The Common Shareholders will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares--MuniPreferred Shares--Voting Rights."

     The following table sets forth compensation to be paid by the Fund projected through the end of the Fund's first full fiscal year. The Fund has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund.

                                          Estimated Aggregate Compensation     Estimated Total Compensation From
         Name of Trustee                             From Fund*                     Fund and Fund Complex**
---------------------------------         --------------------------------     ---------------------------------
Robert P. Bremner                                       $330                               $68,000(1)
Lawrence H. Brown                                       $359                               $74,000
Anne E. Impellizzeri                                    $330                               $68,000(2)
Peter R. Sawers                                         $330                               $68,000(2)
William J. Schneider                                    $330                               $68,000(2)
Judith M. Stockdale                                     $330                               $68,000(3)

     __________________

     * Based on the estimated compensation to be earned by the independent trustees for the period from inception to the fiscal year ending 10/31/99 for services to the trust.

     **Based on the estimated compensation paid to the trustees for the one year period ending 12/31/99 for services to the open-end and closed-end funds advised by Nuveen Advisory.

     (1) Includes $7,871 in estimated deferred compensation.

     (2) Includes $52,470 in estimated deferred compensation.

     (3) Includes $13,118 in estimated deferred compensation.

     The Fund has no employees. Its officers are compensated by Nuveen Advisory or Nuveen.

                               INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Prospectus.

     Nuveen Advisory is a wholly-owned subsidiary of Nuveen, which is also the co-managing underwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to Strategic Insight, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (57) and fund assets under management ($26 billion). Overall, Nuveen and its affiliates manage more than $55 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

               Average Daily Net Asset Value          Management Fee
               -----------------------------          --------------
           For the first $125 million                     .6500%
           For the next $125 million                      .6375%
           For the next $250 million                      .6250%
           For the next $500 million                      .6125%
           For the next $1 billion                        .6000%
           For assets over $2 billion                     .5750%

          All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

     For the first ten years of the Fund's operation, Nuveen Advisory has agreed to reduce the Fund's operating expenses by waiving the percentage of its management fee set forth below:

       Year Ending        Percentage       Year Ending        Percentage
         July 31,         Reimbursed         July 31,         Reimbursed
         --------         ----------         --------         ----------
          1999*              .30%              2005              0.25%
          2000               .30%              2006              0.20%
          2001               .30%              2007              0.15%
          2002               .30%              2008              0.10%
          2003               .30%              2009              0.05%
          2004               .30%

       ---------------
       *From the commencement of operations.

     Reducing fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2009.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Give the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the members thereof who are not interested persons of the Fund.

                                 DISTRIBUTIONS

     As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 90 days, from the completion of the offering. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution) and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by the Fund to Common Shareholders, see the Prospectus under "MuniPreferred Shares and Leverage."

     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any net income of or other distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     Application will be made to list the Common Shares on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Prospectus under "Special Considerations Relating to Municipal Bonds and Leverage."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately three to six months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term rates, by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees that the liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Preference on Distribution. The MuniPreferred Shares have complete priority over any other class of shares of the Fund as to distribution of assets, including the Common Shares.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, shall be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) increase the authorized number of such class or series, provided however, that that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. Except as may otherwise be required by law (1) the affirmative vote of the holders of at least two-thirds of the MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares may provide that it is redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Special Considerations Relating to Municipal Bonds and Leverage."

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities) or (4) a termination of the Fund, or a series or class of the Fund, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected, only the required vote by the applicable class or series will be required. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including net asset value and yield. Because shares of a closed-end investment company may frequently trade a prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. See the Prospectus under "Description of Shares--Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus and this Statement of Additional Information under "Special Considerations Relating to Municipal Bonds and Leverage."

     Before deciding whether to take any action in response to a discount from net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd, special counsel to the Trust.

     The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to Common Shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a Common Shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its Common Shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to Common Shareholders in cash or additional shares, will be taxable to Common Shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the Common Shareholders) on December 31.

     The redemption or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax Advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its Common Shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisers about state and local tax matters.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper Analytical ("Lipper"), Morningstar or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper that the Fund believe to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

Current Share Prices and Dividends of Similar Funds
(as of March 31, 1999)

National Fund "Ticker" Symbol                     Div         Price
VKL                                              $0.600      $12.7500
MPT                                              $0.625      $13.0000
XAA                                              $0.628      $13.8125
MVT                                              $0.768      $13.8800
PIA                                              $0.425      $19.1875
IQM                                              $0.650      $13.6250
MQT                                              $0.649      $14.5000
MUH                                              $0.780      $14.1300
VKS                                              $0.780      $13.6900
VOT                                              $0.780      $14.0000
MVF                                              $0.792      $14.7150


MQY                                              $0.792      $14.5000
MAF                                              $0.804      $13.6300
MNP                                              $0.804      $13.6900
MYI                                              $0.804      $15.1300
PML                                              $0.804      $13.6900
EVN                                              $0.825      $15.0000
NPT                                              $0.840      $14.5600
MYD                                              $0.852      $15.5000
NPI                                              $0.852      $14.9400
VIG                                              $0.855      $13.7500
BKN                                              $0.864      $15.5600
AMU                                              $0.876      $13.6300
MHD                                              $0.888      $15.5000
IQT                                              $0.900      $15.0600
NPP                                              $0.900      $15.0000
PPM                                              $0.900      $15.8800
VKA                                              $0.900      $15.6900
VMO                                              $0.900      $16.3800
PMO                                              $0.912      $14.8100
IQI                                              $0.936      $15.4400
NPM                                              $0.936      $16.4400
DTF                                              $0.960      $16.8800
NQM                                              $0.960      $15.8800
NQS                                              $0.960      $15.7500
PMG                                              $0.960      $15.0000
VKQ                                              $0.960      $16.4400
VMT                                              $0.972      $16.0350
NPF                                              $0.972      $15.9400
VKI                                              $0.744      $13.1900
NMA                                              $0.996      $16.5600
VGM                                              $0.996      $16.6300
NMO                                              $1.008      $16.4400
NQU                                              $1.032      $16.3800
KTF                                              $1.035      $15.8625
VKV                                              $0.816      $14.3800
PGM                                              $1.200      $17.7375
EVN                                              $0.825      $15.0000

     An analysis of national closed-end municipal funds represented in the Lipper General Municipal Debt Funds (Leveraged) category supplemented by all funds newly issued between 1/11/99 and 3/31/99 show a positive correlation between higher dividends and higher market prices. For comparative purposes, prices and dividends for each fund noted have been normalized as necessary to calibrate each fund's initial offering price with the Fund's $15 initial offering price.

     As previously noted, Nuveen Advisory will be reimbursing a significant amount of expenses for the Fund's first several years. According to Lipper, after this reimbursement, the Fund offers a lower expense structure than all non-proprietary municipal funds offered on a no-load basis in the last five years.* According to Lipper, these funds on average have total annual expenses of 1.10%. In contrast, the Fund expects that its total annual expenses will be no more than .55% for the first five years and only .85% after reimbursements terminate in the eleventh year.

     In addition, for the first five years, the Fund offers a lower expense structure than every existing non-Nuveen, non-insured, non-high yield exchange traded municipal fund, including funds originally offered on a load basis. According to Lipper, the average annual expenses for this group are 0.99%, and the lowest for any fund is 0.64%. "Non-proprietary" funds are those managed by sponsors that do not have their own retail distribution capacity.

     The Fund's significantly reduced annual expenses will enable the Fund to pay higher common share dividends, although the Nuveen Fund will have a lower initial net asset value than a no-load fund. The fact that the Fund's expenses are significantly lower than 1.10% will operate to increase common share income for the first five years by more than twice the amount of the reduction resulting from the lower net asset value.

The Fund's expenses will be far less than average expenses of all recent non-proprietary exchange-traded municipal funds offered in a no-load basis. The additional Common Share income resulting from the Fund's lower expenses units first several years more than offsets the reduction to income resulting from its lower net asset value.


         Lower Fees Can Result in Higher Income Even After Sales Load

-----------------------------
       Lower Expenses
Average No Loan Fund*  $1.10%
Nuveen Funds+           0.50%

-----------------------------
                        0.60


*Non-proprietary closed-end exchange-traded municipal funds brought to market in the last five years.
+During first five years.
 Data from Lipper



-------------------------------------------------------
            Higher Net Income
Decreased income from lower NAV                 $(0.06)
Increased income from lower expenses              0.14
Higher Net Income                                 0.08
             Source: Nuveen
-------------------------------------------------------



Data for both the Fund and the comparative no-load fund example assumes net portfolio earnings of 5%, preferred dividend rates of 3%, and a leverage ratio of 35%. These assumptions do not represent or predict actual fund yields or returns. This table is designed simply to illustrate the impact that reduced expenses can have an Common Share income and dividends of a leveraged municipal bond fund.

                                    EXPERTS

     The Statement of Net Assets of the Fund as of _________________________ [and Statement of Operations for period ____________] appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, __________________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at ______________ provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS





To the Board of Trustees and Shareholder
     Nuveen Dividend Advantage Municipal Fund

[To Come]

                    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS



[TO COME]

                                  APPENDIX A

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.  Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
                 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

                 Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.


Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                   APPENDIX B

                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields

Tax Free Yield

Tax Rate                          4.00%                 4.50%                 5.00%                 5.50%                 6.00%
------------------------------------------------------------------------------------------------------------------------------
      28.0%                       5.56%                 6.25%                 6.94%                 7.64%                 8.33%
      31.0%                       5.80%                 6.52%                 7.25%                 7.97%                 8.70%
      36.0%                       6.25%                 7.03%                 7.81%                 8.59%                 9.38%
      39.6%                       6.62%                 7.45%                 8.28%                 9.11%                 9.93%

                                   APPENDIX C

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

  Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

  Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                Nuveen Dividend
                            Advantage Municipal Fund



                                 Common Shares




--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------





                        _____________________, 19 ______

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1. Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this registration statement.

     2. Exhibits:

a.1  Agreement and Declaration of Trust dated January 15, 1999.
a.2  Certificate of Amendment to Declaration of Trust dated April 9, 1999.
b.   By-laws of Registrant dated January 15, 1999.
c.   None.
d.   None.
e.   Dividend Investment Plan.*
f.   None.
g. Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated _________.
h.   Form of Underwriting Agreement.*
i.   Deferred Compensation Plan for Non-Employee Trustees.
j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated _______.
k.1 Transfer Agency Agreement between Registrant and Chase Global Funds Services Company dated ________.
k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated _________, 1999.
l.1  Opinion and consent of Bell, Boyd & Lloyd.*
l.2  Opinion and consent of Bingham Dana LLP.*
m.   None.
n.   Consent of Ernst & Young LLP.*
o.   None.
p.   Subscription Agreement of Nuveen Advisory Corp. dated April 12, 1999.
q.   None.
r.   None.
s.   Powers of Attorney.
___________________
*To be filed by amendment.

Item 25: Marketing Arrangements

     See Section 3 of the Underwriting Agreement filed as Exhibit h to this Registration Statement.

                                    Part C - 1

Item 26: Other Expenses of Issuance and Distribution

       Securities and Exchange Commission fees...................    $417.00
       National Association of Securities Dealers, Inc. fees.....       *
       Printing and engraving expenses...........................       *
       Legal fees................................................       *
       New York Stock Exchange listing fees......................       *
       Accounting expenses.......................................       *
       Blue Sky filing fees and expenses.........................       *
       Transfer agent fees.......................................       *
       Miscellaneous expenses....................................       *
                                                                     -------
               Total.............................................    $  *
                                                                     =======

-----------------
     *To be completed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At April 16, 1999

                                                        Number of
                    Title of Class                 Record Holders
                    --------------                 --------------
          Common Shares, $.01 par value............       0

Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the

                                    Part C - 2
 conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

                    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

               (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

               (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

                                   Part C-3

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc. and Nuveen Taxable Funds Inc., Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured

                                    Part C-4

California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen New Jersey Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Municipal Advantage Fund and Nuveen California Municipal Advantage Fund. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all Advisery material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

                                    Part C-5

     Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004, maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Item 32: Management Services

     Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant undertakes that:

               a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

               b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                    Part C - 6

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 16th day of April, 1999.

                              NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

                              /s/ Gifford R. Zimmerman
                              ------------------------
                                  Gifford R. Zimmerman, Vice President and
                                  Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                  Title                       Date
--------------------      ------------------        ---------------------

/s/ Stephen D. Foy        Vice President and             April 16, 1999
--------------------      Controller (Principal
Stephen D. Foy            Financial and Accounting
                          Officer)

Timothy R. Schwertfeger   Chairman of the Board    )
                          and Trustee (Principal   )
                          Executive Officer)       )      By /s/ Gifford R. Zimmerman
                                                   )         ------------------------
                                                   )          Gifford R. Zimmerman
Robert P. Bremner         Trustee                  )            Attorney-in-Fact
                                                   )
Lawrence H. Brown         Trustee                  )
                                                   )
Anne E. Impellizzeri      Trustee                  )
                                                   )
Peter R. Sawers           Trustee                  )
                                                   )             April 16, 1999
William J. Schneider      Trustee                  )
                                                   )
Judith M. Stockdale       Trustee                  )


     Original powers of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS

a.1  Agreement and Declaration of Trust dated January 15, 1999.
a.2  Certificate of Amendment to Declaration of Trust dated April 9,
     1999.
b.   By-laws of Registrant dated January 15, 1999.
c.   None.
d.   None.
e.   Dividend Investment Plan.*
f.   None.
g. Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated _________.
h.   Form of Underwriting Agreement.*
i.   Deferred Compensation Plan for Non-Employee Trustees.
j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated _______.
k.1 Transfer Agency Agreement between Registrant and Chase Global Funds Services Company dated ________.
k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated _________, 1999.
l.1  Opinion and consent of Bell, Boyd & Lloyd.*
l.2  Opinion and consent of Bingham Dana LLP.*
m.   None.
n.   Consent of Ernst & Young LLP.*
o.   None.
p.   Subscription Agreement of Nuveen Advisory Corp. dated April 12, 1999.
q.   None.
r.   None.
s.   Powers of Attorney.
___________________
*To be filed by amendment.